Employment Agreement - Lazarev

1.       Date:  January 21, 1999

2.       Parties:

         2.1. bCard, Inc., a Utah Corporation, having a mailing address of c/o Neil Pickard, Vice President and Secretary, 8658 South Tracy Drive, Sandy, Utah 84093, and a facsimile (fax) number of 801 272 0460 (herein referred to as "bCard").

         2.3 Ivan Lazarev, an individual having a principal residence and mailing address of 11301 Bedfordshire Avenue, Potomac, Maryland 20854, and a facsimile (fax) number of 301 983 5264 (herein referred to as "Lazarev").

3. Defined Terms: The terms defined in this Part 3 shall have the meanings herein specified for all purposes of this Agreement, unless the context clearly otherwise requires:

         3.3 "Agreement" means this employment agreement together with and including any and all attachments, appendices, or exhibits referred to herein and any and all modifications, alterations, amendments, and supplements hereto--all of which shall be deemed for all purposes of this Agreement to have been incorporated in this Agreement by this reference as if separately spelled out and included in this Agreement. The words "hereby," "herein," "hereof," "hereto," "hereunder," and "herewith" when used in this Agreement shall refer to and mean a reference to this entire Agreement unless restricted to a reference in context to a particular portion of this Agreement.

         3.4 "bCard Holders" means those professionals and others that are issued chip cards as described in the Operational Marketing Concept description included in attached Exhibit A.

         3.5 "Board of Directors" means the duly elected and serving Board of Directors of bCard from time to time.

         3.6 "Cash Flow and Sales Projections" means those certain sheets attached hereto as Exhibit B that set forth certain proforma cash flow and sales projections concerning the operation of bCard.

         3.7      "Code" means the Internal Revenue Code of 1986, as amended.

         3.8 "Competing Entity" means any individual, proprietorship, corporation, partnership (whether general or limited), limited liability company, association, business trust, and any other enterprise (for profit, nonprofit, or not for profit), including any subsidiary or affiliate of any of the foregoing, that is engaged or intends to engage, directly or indirectly, in the business of bCard (including without limitation the business of identifying and tracking business professionals attending trade shows, conventions, and events in the exposition and event marketing industry which utilizes a permanent identification card) in competition with bCard within the territory in which bCard conducts or intends to conduct its business.

         3.9 "Confidential Information" means all relevant information concerning, in use, or under consideration, whether or not reduced to writing and in any and all stages of development, with respect to areas of interest of bCard, including without limitation designs, procedures, experiments protocols, test results, specifications, documentation, computer programs, identity of and class of agreements with third parties, costs, profits, revenues, financial statements, unpublished copyrights, unpatentable inventions, patentable inventions, and any and all other information, data, financial information, names or list of names of suppliers and customers, interpretations, analyses, surveys, ideas, strategies, forecasts, discoveries, marketing plans, development plans, techniques, processes, inventions, know-how, intellectual property, and trade secrets which are
                  (i) directly or indirectly disclosed or revealed to Lazarev by bCard or any of its directors, officers, employees, agents, attorneys, or representatives or (ii) created, developed, conceived, or originated by Lazarev in the course of performing his duties and services hereunder.

                  For the purposes of this Agreement, Confidential Information shall not include (i) anything in the public domain (through no fault of Lazarev) on or after the date hereof, or (ii) anything known to Lazarev prior to the date hereof--but only to the extent that (i) or (ii) can be demonstrated by Lazarev to bCard's reasonable satisfaction.

         3.10 "Confidential Material" means any and all tangible materials and objects which embody Confidential Information or from which Confidential Information can be read, reproduced, developed, or utilized.

                  For the purposes of this Agreement, Confidential Information shall not include (i) anything in the public domain (through no fault of Lazarev) on or after the date hereof, or (ii) anything known to Lazarev prior to the date hereof--but only to the extent that (i) or (ii) can be demonstrated by Lazarev to bCard's reasonable satisfaction.

         3.11 "Covenant Period" means the period beginning on the effective date of this Agreement and continuing for one (1) year after the term of this Agreement.

         3.12 "GAAP" means generally accepted accounting principles as defined and determined from time to time by the American Institute of Certified Public Accountants and the U.S. Securities and Exchange Commission.

         3.13 "Minimum Performance Requirements" shall have the meaning defined in section 5.6 hereof.

         3.14 "Operational Marketing Concept" means the concept owned by bCard that was developed by Lazarev and Pickard for utilizing a "smart card" for long term identification of business professionals attending trade shows, conventions, and events in the event and exposition marketing industry, together with other commercial prospects which can result therefrom--as more particularly described in attached Exhibit A.

         3.15 "Pickard" means Neil Pickard, an individual residing in Sandy, Utah.

4        Recitals:

         4.1 Lazarev and Pickard have developed the Operational Marketing Concept and have organized bCard for the purpose of further development thereof and to provide services to the public in connection therewith.

         4.2 bCard and Lazarev desire to have an appropriate full-time employment understanding that will set forth the basic terms and provisions of their employer-employee relationship, as well as give certain incentives to Lazarev.

5 Agreements: NOW, THEREFORE, in consideration of the mutual agreements, representations, warranties, covenants, and provisions contained in this Agreement, the parties hereby adopt the definitions set forth in Parts 2 and 3 hereof, acknowledge that the recitals in Part 3 are substantially correct, and further agree as follows:

         5.1 Full-time Employment of Lazarev by bCard; Duties; Restrictions. Lazarev is hereby employed as a full-time employee of bCard. Lazarev shall initially be the Chairman of the Board of Directors and President of bCard, but shall serve in such capacities from time to time at the pleasure of the Board of Directors. Lazarev shall perform such services and duties as may be determined and assigned to him from time to time by the Board of Directors or as otherwise provided from time to time in the Bylaws of bCard.

                  During the term of this Agreement, Lazarev agrees to devote his best efforts and his entire time to further the interests of bCard, and he shall not, directly or indirectly, alone or as a partner, officer, director, or a shareholder of any other entity, be engage in any other commercial activity whatsoever or continue or assume any other corporate or business affiliations without the full knowledge and consent of the Board of Directors; provided, however, and anything herein to the contrary notwithstanding, Lazarev shall be permitted to invest in other ventures as long as they do not relate directly to or compete with the business of bCard.

         5.2 Term Until December 31, 2003. Except in the case of earlier termination, as herein specifically provided, the term of this Agreement shall commence on the date hereof and continue thereafter until the close of business on December 31, 2003; provided, however, that compensation and benefits hereunder shall commence as of February 8, 1999.

         5.3 Compensation--Annual Salary. For services to be rendered as an officer, director, member of any committee, or any other duties assigned Lazarev by the Board of Directors or as otherwise provided in the Bylaws of bCard, bCard agrees to pay Lazarev a salary at the rate of one hundred sixty-five thousand dollars ($165,000) per annum for the fiscal year ending December 31, 1999, and a salary at the rate of one hundred eighty thousand dollars ($180,000) per annum for the fiscal year ending December 31, 2000. Thereafter, based upon bCard's performance, the Board of Directors will review, on a periodic basis, Lazarev's duties and bCard's success with respect to possible salary adjustments (either increases or decreases). If mutually agreed to by bCard and Lazarev, bCard may adopt a deferred compensation plan for Lazarev.

         5.4 Insurance and Other Benefits. bCard shall provide Lazarev and his immediate family with reasonable health, accident, and dental insurance. Lazarev agrees that bCard, in the discretion of the Board of Directors, may apply for and procure, in bCard's own name and for its own benefit or Lazarev's benefit, life insurance (split-dollar or any other form) in any amount or amounts considered advisable; and Lazarev agrees to submit to any medical or other examination and to execute and deliver any application or other instrument in writing, reasonably necessary to effectuate such insurance.

                  In addition to the insurance benefits described hereinabove, and in the sole and absolute discretion of bCard, bCard may provide Lazarev with additional fringe benefits. Nothing herein shall require bCard to adopt, maintain, or continue any such fringe benefits.

         5.5      Expenses.  In addition to the compensation provided in section
                  5.3  hereof,   bCard  shall  reimburse  Lazarev  for  business
                  expenses that are determined by bCard to be reasonable.

         5.6 Minimum Performance Requirements. It is understood and agreed by the parties that the following shall be defined as the "Minimum Performance Requirements":

                  (c) At Least 750,000 bCard Holders by December 31, 2000. bCard
                      shall have at least seven hundred and fifty thousand (750,000) bCard Holders on or before December 31, 2000, or

                  (d) At least  $250,000  in Cumulative  Income Before Taxes and
                      Depreciation by December 31, 2000. There shall be at least two hundred fifty thousand dollars ($250,000) in cumulative income before taxes and depreciation (determined in accordance with GAAP) by December 31, 2000. Reference is made to the Cash Flow and Sales Projections wherein proforma (income before taxes and depreciation" is set forth as "Gross Profit Before Tax and Dep."

         5.7 Non-compete Provisions. Lazarev and bCard agree that bCard's actual and potential activities (as described in the Operational Marketing Concept attached hereto as Exhibit A) are of a unique and special nature and that if Lazarev's services were used in competition with bCard, such use could cause serious and possibly irreparable harm to bCard. Accordingly, Lazarev agrees that during the Covenant Period he will not directly or indirectly, within the fifty (50) United States of America or with any person or entity within the fifty (50) United States of America:

                  (a)  engage  in,  undertake  to plan or  organize,  or  become associated or connected in any way with, participate in, be employed by, render services to, or consult with any Competing Entity in--as a consultant, independent contractor, proprietor, shareholder, partner, officer, director, employee, or otherwise--any business or activity that is substantially similar to or in competition with the business or activities of bCard, either for his own benefit or for the benefit of any other person, firm, corporation, or entity whatsoever other than bCard, or

                 (b) call on, solicit,  take away, or  attempt to take  away for the benefit of Lazarev or of any other person or entity, any customer, supplier, or client of bCard, or

                 (c) solicit, take away, or attempt to take away, for the benefit of Lazarev or of any other person or entity, any employee or officer of bCard.

                  bCard intends to restrict the activities of Lazarev under this section 5.7 only to the extent necessary for the protection of the legitimate business interests of bCard. It is the intention and agreement of the parties that all the terms and conditions hereof be enforced to the fullest extent permitted by law. In the event the provisions of this section 5.7 should ever be deemed or adjudged by a court or arbitration tribunal of competent jurisdiction to exceed the time or geographical limitation permitted by applicable law, then the parties intend such provisions shall nevertheless be valid and enforceable to the extent necessary for such protection ad determined by such court or arbitration tribunal, and such provisions shall be reformed to the maximum time or geographic limitations as permitted by applicable law and determined by such court or arbitration tribunal.

         5.8 Cooperation. During the Covenant Period, Lazarev agrees that, upon bCard's reasonable request, Lazarev in good faith and using diligent efforts shall cooperate and assist bCard in any dispute, controversy, or litigation in which bCard may be involved including without limitation Lazarev's participation in any court or arbitration proceedings, the giving of testimony, the signing of affidavits, or such other personal cooperation as legal counsel for bCard may reasonably request. Such cooperation shall not be unreasonably burdensome or without reasonable compensation.

         5.9 Work Product is Property of bCard. Lazarev understands and agrees that the work product (whether tangible or intangible) created, developed, conceived, or originated (alone or in combination with others) by Lazarev in the course of performing his duties and services hereunder or with the aid of Confidential Information, Confidential Material, or the resources or property of bCard, is the exclusive property of bCard, and Lazarev hereby assigns to bCard and bCard accepts all of Lazarev's rights, interest, and title in and to said work product. Lazarev further agrees and understands that said work product may be Confidential Information or Confidential Material and is subject to the provisions and restrictions of this Agreement. Lazarev understands and agrees that from time to time, upon bCard's reasonable request, he shall execute all documents and take such other action as may be necessary or desirable, to protect, enhance, exploit, or vest in bCard any work product (or any part thereof). Lazarev understands and agrees that Lazarev is engaged and compensated by bCard for the purpose of creating, developing, conceiving, and originating Confidential Information, Confidential Material, or work product for the benefit of bCard and that the assignment thereof as set forth herein is reasonable.

         5.10 Confidentiality and Non-disclosure Provisions--Intellectual Property and Trade Secrets. Lazarev understands and agrees that Confidential Information and Confidential Material is secret and proprietary and of great value to bCard. Lazarev further understands and agrees that the relationship between Lazarev and bCard is of a confidential nature and imposes an affirmative obligation upon Lazarev to protect, foster, and respect the confidentiality of Confidential Information. Confidential Information and Confidential Material are created, possessed, or used by Lazarev or are given to Lazarev only for the purpose of assisting Lazarev in performing his duties and services hereunder. Confidential Information and Confidential Material may be used, studied, and evaluated by Lazarev only for this purpose.

                  Except as first authorized by bCard, Lazarev shall not directly or indirectly:

                  (a)  disclose,  reveal,  report,  duplicate,  or transfer  any
                      Confidential Information or Confidential Material to any other person or entity; or

                  (b) aid,  encourage,  direct, or allow any other person entity
                      to  gain   possession   of  or  access   to   Confidential
                      Information or Confidential Material; or

                  (c)  copy  or  reproduce   Confidential   Material  or  create
                      Confidential Material from Confidential Information; or

                  (d) use, sell, or exploit any Confidential  Information or any
                      Confidential Material or aid, encourage, direct, or allow any other person or entity to use, sell, or exploit any Confidential Information or Confidential Material.

                  Upon and in accordance with bCard's instructions, Lazarev shall return or dispose of all Confidential Material. Lazarev shall, whenever requested by bCard, give a prompt and full accounting of all Confidential Material given to Lazarev and all copies or reproductions thereof. Confidential Material shall remain the property of bCard even if Lazarev is in possession thereof.

                  In performing his duties and services hereunder, Lazarev agrees to disclose or give Confidential Information or Confidential Material to only such other persons as necessary for the performance of his duties and services hereunder or for the benefit of bCard. Any such disclosure shall be to such persons and on such terms as are consistent with bCard company policy.

         5.11 Termination Caused by Death of Lazarev During Term. In the event of Lazarev's death during the term of this Agreement, this Agreement shall immediately terminate and Lazarev's personal representative shall be entitled to receive immediately (i.e., within ten (10) business days of his death or as soon as reasonably possible):

                  (c) the  compensation  due Lazarev through the last day of the calendar month in which his death shall have occurred plus two (2) additional months compensation, and

                  (d) any other benefits to which Lazarev's estate would then be
                      entitled   pursuant  to  any  other  insurance,   program,
                      understanding, or agreement.

         5.12     Other Termination(s).

                  (a) Failure to Achieve Minimum Performance Requirements.  With
                      at least thirty (30) days prior notice, bCard may terminate this Agreement effective the close of business on May 31, 2001, if at least one of the Minimum Performance Requirements is not achieved--and in such event bCard shall only be obligated to pay to Lazarev the compensation due him through the effective date of such termination.

                  (b) For Cause.  bCard may terminate this Agreement at any time for cause. The term "cause" as used in this subsection 5.12(b) shall mean and include:

                  (1) a material breach by Lazarev of the terms of this Agreement;

                  (2)      incompetence in Lazarev's performance;

                  (3) misappropriation of any money or assets or properties of bCard;

                  (4) conviction of Lazarev for any felony or serious crime;

                  (5)      chronic alcoholism or drug addiction;

                  (6) gross moral turpitude relevant to Lazarev's duties or employment with bCard; or

                  (7) inability to perform his duties to bCard for a period of thirty (30) consecutive days, or inability to perform his employment duties for forty-five (45) days cumulatively in any one year period of this Agreement.

                      For termination based on subsection 5.12(b)(1) or 5.12(b)(2) above, bCard shall give Lazarev at least thirty
                      (30) days prior notice of such cause and the effective date of such termination; provided, however, that Lazarev shall have thirty (30) days from such notice date to cure such cause to the reasonable satisfaction of bCard, and if so cured there shall be no termination at that time for such cause; provided otherwise, however, that if Lazarev shall fail to cure such cause within the thirty (30) days period, this Agreement shall be terminated.

                 (c) Voluntary Termination by Lazarev. Lazarev may terminate this Agreement at any time upon at least sixty
                      (60) days prior notice to bCard, and in such even bCard shall only be obligated to pay Lazarev his compensation through the effective date of such termination.

         5.13 Indemnification. Lazarev agrees to indemnify, hold harmless, and defend bCard from any and all past, present, and future liabilities, claims, damages, costs, expenses, and attorney's fees incurred by, or threatened by an entity against, bCard which arise out of or relate to any breach of this Agreement by Lazarev or any claims, demands, or causes of action connected with, related to, or arising out of Lazarev's gross negligence, willful misconduct, or breach of fiduciary duties to bCard. It is the intention of the parties that his indemnity does not require payment as a condition precedent to recovery by bCard against Lazarev under this indemnity.

         5.14     Miscellaneous:

                  (a) Entire Agreement;  Integration; This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof, and supersedes all written or oral, prior, or contemporaneous agreements, representations, warranties, or understandings of the parties pertaining or with respect thereto. No covenant, representation, or condition not expressed herein shall affect or be deemed to interpret, change, or restrict the express provisions hereof.

                  (b) Survival   of   Representations   and   Warranties.    All
                      representations, warranties, covenants, and agreements of the parties contained in this Agreement shall survive the term of this Agreement.

                  (c) Binding  Nature;   No   Assignments.   The  covenants  and
                      agreements contained herein shall bind and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, personal or legal representatives, successors, or permitted assigns; provided, however, that noting in this subsection 5.14(c) shall be deemed to permit the conveyance, transfer, assignment, or delegation, expressly, by operation of law, or otherwise, by any party of any right or interest herein without the prior written consent of the other parties. Anything herein to the contrary notwithstanding, however, no permitted assignment or other disposition of all or any part of a party's interests herein shall relieve such party of its obligations hereunder.

                  (d) Further  Action.  The  parties  each agree to execute  and deliver all documents, provide all information, and take or forebear form all such action as may be necessary and appropriate to achieve the purposes hereof.

                  (e) Time is of the  Essence.  Time is of the  essence  in this
                      Agreement.

                  (f) Amendments,  Modifications,  Approvals,  and Consents. Any
                      amendment, modification, alteration, or supplement hereto, or any approval or consent requested of any party, shall be ineffective unless it is in writing and signed by the party against whom enforcement is sought.

                  (g) Parties in Interest.  Nothing in this  Agreement,  whether express or implied, is intended to confer any right or remedy under or by reason of this Agreement on any person other than the parties to this Agreement and their respective heirs, executors, administrators, personal or legal representatives, successors, or permitted assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third person to any party to this Agreement, nor shall any provision hereof give any third person any right of subrogation or action over or against any party to this Agreement.

                  (h) Notices. Any notice, consent, request, directive,  demand, or other communication made hereunder, pursuant hereto, or in accordance herewith by any party intended for any other party shall be in writing and shall be physically delivered, sent by facsimile (fax), or sent by registered or certified mail, properly addressed and return receipt requested with postage prepaid, to such other party at the address of fax number set forth in Part 2 hereof, unless such other party shall have previously designated a different address of fax number by due notice hereunder.

                      Notices hereunder that are physically delivered shall be deemed effective and complete at the time of the delivery thereof with written evidence of such delivery. Notices hereunder that are given by facsimile (fax) shall be deemed effective and complete at the time such facsimile
                      (fax) is successfully sent with printed or written evidence of such successful sending. Notices hereunder that are given by mail shall be deemed effective and complete as of the applicable delivery date set forth on return receipt requested.

                  (i) Costs   and   Expenses.   Except   as  may  be   otherwise
                      specifically set forth herein or as otherwise agreed to by the parties, each party shall bear its own costs and expenses (including among other things attorneys and accountants fees and costs) in connection herewith and in connection with all things required to be done by such party hereunder.

                  (j) Attorneys' Fees. If any action is commenced to enforce any of the terms hereof, the successful party in such action shall be entitled to receive as additional compensation hereunder or as additional damages under such action all necessary and reasonable attorneys' fees, expenses, and costs in connection with such action.

                  (k) Governing  Law.  This  Agreement  shall be governed in all respects and construed according to the laws of the State of Utah applied to contracts made and to be fully performed entirely within the State of Utah between residents of the State of Utah, unless any obligations hereunder shall be invalid or unenforceable under such laws, in which event the laws of the state whose laws can apply to and validate the obligations hereunder shall apply. This Agreement shall be deemed executed in Salt Lake County, Utah. The parties acknowledge that bCard is headquartered within Salt Lake County, Utah, that the majority of bCard's records and employees are or will be within Salt Lake County, Utah, and that Salt Lake County, Utah, is the most convenient locale for actions between the parties.

                  (l) Rights  and  Remedies.  The  rights  and  remedies  of the parties hereunder shall not be mutually exclusive, and the exercise of one or more of the provisions hereof shall not preclude the exercise of any other provisions. Each of the parties confirms that damages may be an inadequate remedy for a breach or threatened breach of any provision hereof. The respective rights and obligations hereunder shall be enforceable by specific performance, injunction, or other equitable remedy, but nothing herein contained is intended to or shall limit or affect any rights at law or by statute or otherwise of any party aggrieved as against any other party for a breach or threatened breach of any provision hereof, it being the intention of this subsection 5.14(l) to make clear the agreement of the parties that the respective rights and obligations of the parties hereunder shall be enforceable in equity as well as at law or otherwise.

                  (m) Arbitration.    Anything    herein    to   the    contrary
                      notwithstanding, any controversy or dispute arising out of or relating to this Agreement or its subject matter which the parties are unable to resolve within thirty (30) days after written notice by one party to each other party of the existence of such controversy or dispute, may be submitted to binding arbitration by any party. If so submitted to arbitration, the matter shall be finally settled by binding arbitration conducted in accordance with the then current rules and procedures of the American Arbitration Association. Such arbitration shall take place in Salt Lake City, Utah. The decision by the arbitrator on any matter submitted to arbitration shall be binding and conclusive upon the parties, their respective heirs, executors, administrators, personal or legal representatives, successors, or permitted assigns, as the case may be, and they shall comply with such decision in good faith. Each party hereby submits itself to the jurisdiction of the state and federal courts within the State of Utah for the entry of judgment with respect to the decision of the arbitrator hereunder. Judgment upon the award may be entered in any state or federal court within the State of Utah or any other court having jurisdiction.

                  (n) No  Waiver.  No  failure  by any party to insist  upon the strict performance of any covenant, duty, agreement, term, or condition hereof or to exercise any right or remedy upon a breach thereof shall constitute a waiver of any such breach or of such or any other covenant, duty, agreement, term, or condition, whether or not similar. Any party by notice pursuant to the terms hereof may, but shall be under no obligation, waive any of its rights or any condition or conditions to its obligations hereunder, or any covenant, duty, agreement, term, or condition of any other party. No waiver shall constitute a continuing waiver or affect or alter the remainder hereof, and each and every other covenant, duty, agreement, term, and condition hereof shall continue in full force and effect with respect to any other then existing or subsequently occurring breach.

                  (o) Severability.  In the event that any condition,  covenant, or other provision contained herein is held to be invalid or void by any court of competent jurisdiction, the same shall be deemed severable from the remainder hereof and shall in no way affect any other covenant or condition contained herein. If such condition, covenant, or other provision shall be deemed invalid due to its scope and breadth, such provision shall be deemed valid to the extent of the scope or breadth permitted by law.

                  (p) Covenant  of  Good  Faith.   Each  party   agrees  to  act
                      reasonably and in good faith in the performance of any acts required of such party hereunder.

                  (q) Force Majeure. No party shall be responsible for delays or failure in performance resulting from acts beyond the reasonable control of such party. Such acts shall include but not be limited to acts of God, strikes, lock-outs, riots, acts of war, epidemics, governmental regulation imposed after the fact, fires, communication line failures, power failures, earthquakes, or other disasters.

                  (r) Titles and Captions.  All part, section,  subsection,  and other titles, headings, and captions herein are included for purposes of convenience only, and shall not be deemed a part hereof and shall in now way define, limit, extend, or describe the scope or intent of any of the provisions hereof.

                  (s) Pronouns  and  Plurals.  Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine, or neuter forms, and the singular form of nouns, pronouns, and verbs shall include the plural and vice versa. Whenever used herein, the word "or" shall mean "and/or," unless the context clearly otherwise requires.

                  (t) Counterparts.   This   Agreement   may  be   executed   in
                      counterparts, all of which taken together shall constitute one Agreement binding on the executing parties if each party named in Part 2 hereof shall have executed at least one counterpart signature page of this Agreement notwithstanding that all of the parties are not signatories of the same full copy of this Agreement of the same counterpart signature page of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement on or as of the date first set forth above.

"bCard"                                 bCard, Inc.
                                        A Utah Corporation

                                        /s/ Neil Pickard
                                        -------------------------
                                        Neil Pickard, Secretary


"Lazarev"                               By:  /s/  Ivan Lazarev
                                            ----------------------
                                            Ivan Lazarev